                                                                   EXHIBIT 10.19

                               UNILAB CORPORATION

                        2000 EXECUTIVE STOCK OPTION PLAN

                               UNILAB CORPORATION

                        2000 Executive Stock Option Plan
                        --------------------------------


          1.   Purpose.  The purpose of this 2000 Executive Stock Option Plan
               -------
(the "Plan") is to advance the interests of UNILAB CORPORATION, a Dela ware corporation (the "Company"), by affording certain officers, directors, consul tants and key employees of the Company and its subsidiaries an ownership interest in the Company and thus to stimulate in such persons increased personal interest in the success and future growth of the Company.

          2.   Definitions.
               -----------

          "Acquiring Person" shall mean, with reference to the transactions
           ----------------
referred to in Section 12(a), (i) the continuing or surviving entity of a consolidation or merger with the Company in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, (ii) the transferee of all or substantially all of the assets of the Company, (iii) the parent entity of any corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Com mon Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property if the Company becomes a subsidiary of such entity and the parent entity of any entity acquiring all or substantially all of the assets of the Company, or (iv) in the case of a capital reorganization or reclassification or in any case in which the Company is a surviving corporation in a merger not described in clause
(i) or (iii) above, the Company.

          "Affiliate" shall mean, with respect to a specified person, a person
           ---------
that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

          "Board" shall mean the Board of Directors of the Company.
           -----

          "Business Day" shall mean any day other than a Saturday or a Sunday or
           ------------
a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference herein to "days" (unless Business Days are specified) shall mean calendar days.

          "Cause" shall have the meaning as defined in or pursuant to Section
           -----
4.3(a) of the Stockholders Agreement.

          "Class A Option" shall mean an option to purchase a number of shares
           --------------
of Common Stock, as specified in an option agreement, identified as a "Class A Option," which shall be subject to the exercise and termination provisions set forth in Section 8(a) hereof and, if applicable, in such option agreement.

          "Class B Option" shall mean an option to purchase a number of shares
           --------------
of Common Stock, as specified in an option agreement, identified as a "Class B Op tion," which shall be subject to the exercise and termination provisions set forth in Section 8(b) hereof and, if applicable, in such option agreement.

          "Closing Date" shall mean November 23, 1999 the closing date of the
           ------------
Agreement and Plan of Merger, dated as of May 24, 1999, as amended July 8, 1999, July 30, 1999 and August 10, 1999 between the Company, and UC ACQUISITION SUB, INC., a Delaware corporation and a direct wholly owned subsidiary of Kelso Investment Associates, VI L.P., a Delaware limited partnership, and KEP VI LLC, a Delaware limited liability company.

          "Common Stock" shall mean the Common Stock, par value $.01 per share,
           ------------
of the Company, such term to include any stock into which such Common Stock shall, after the date hereof, have been changed or any stock resulting from any reclassification of such Common Stock.

          "Company" shall have the meaning ascribed to it in Section 1 hereof.
           -------

          "Compelled Sale" shall have the meaning ascribed to such term in
           --------------
Section 12(b) hereof.

          "Disability" shall have the meaning as defined in or pursuant to Sec
           ----------
tion 4.3(c) of the Stockholders Agreement.

          "Eligible Person" shall have the meaning ascribed to such term in
           ---------------
Section 5 hereof.

          "Exercise Notice" shall have the meaning ascribed to such term in
           ---------------
Section 8(a) hereof.

          "Exit Event" shall mean a sale, disposition or transfer (collectively,
           ----------
a "sale") of Common Stock after which KIA VI no longer holds any shares of Com mon Stock.

          "Exit Value" shall mean, with respect to each share of Common Stock,
           ----------
the value, on the date of an Exit Event, equal to: (i) the sum of (a) the aggre gate value of the consideration received by the holders of the Common Stock (in cluding shares issued as a result of the exercise of Options upon such Exit Event) solely in consideration for the sale or transfer of such shares of Common Stock, plus (b) all dividends paid, if any, to stockholders after the date hereof but prior to or in connection with such sale or transfer, divided by (ii) the total number of shares of Common Stock (including shares issued as a result of the exercise of Options upon such Exit Event) sold (or otherwise transferred) by such holders. The "aggregate value of the consideration" referred to in the preceding sentence shall be determined in good faith by the Board prior to the Exit Event. Subject to the foregoing criteria, any determination made in good faith by the Board as to the Exit Value of each share of Common Stock shall be binding on the Company and all Holders.

          "Fair Market Value" shall have the meaning ascribed to such term in
           -----------------
Section 4.1 of the Stockholders Agreement.

          "Good Reason" shall have the meaning as defined in or pursuant to
           -----------
Section 4.3(b) of the Stockholders Agreement.

          "Holder" shall mean a person to whom an Option is granted pursuant to
           ------
the Plan.

          "Initial Executives" shall mean Bob Whalen, David Weavil, Ian
           ------------------
Brotchie, Jeff Lanzolatta, David Gee, Brian Urban, Michael Hanbury, David Filer, Debe Gillespie, Virginia Ingram, Melissa Mahoney, Lois Krieger, Joe Stone, Patrick Boyle, Theresa Hessami, Cynthia Schwartz, Estrella Fajerdo, Sue Coleman, Nick Snow, Pete Schmidt, Dr. Paul Wertlake, Kip Vernaglia, Mike Hughes, Sally Dick son, Beverly Marquez, Mike Skinner, Crystal Haughey, Angela Bagaso, Rudy O'Murry, Laura Larkins, Ken Botta,, J. Gallagher, Chris Murphy, Bob Armer, Claire Simi, Sheryn Hildebrand, Tom Martucci, Andy Holod, Cheryl Smith, Don Butler, Debbie Frye and their Permitted Transferees.

          "Investor Return" shall mean the aggregate amount in cash necessary to
           ---------------
make the following equation true where (i) the sum is taken over x years, as x varies from the first year following the Closing Date through the year of the Exit

Event and (ii) the sum takes into account cash which has been received by KIA VI
(a) as dividends on the Common Stock and (b) in consideration for the sale or transfer of the Common Stock (which amount shall exclude any fees that Kelso & Company may receive from the Company) held by KIA VI:

pounds  cash distributed in year X to KIA VI following 1/1/2000    greater than
        -------------------------------------------------------         or        $109,650,000
                               1.20/x/                               equal to


          "Kelso & Company" shall mean Kelso & Company L.P.
           ---------------

          "KEP VI" shall mean KEP VI, LLC, a Delaware limited liability company.
           ------

          "KIA VI" shall mean Kelso Investment Associates VI, L.P., a Dela ware
           ------
limited partnership.

          "Named Consultant" shall have the meaning ascribed to such term in
           ----------------
Section 8(a) hereof.

          "Options" shall mean, collectively, Class A Options and Class B
           -------
Options.

          "Option Price" shall mean, with respect to any Option, the price per
           ------------
share for which shares of Common Stock may be purchased pursuant to such Option, which initially shall be $5.85 per share.

          "Other Securities" shall mean any stock (other than Common Stock) and
           ----------------
other securities of the Company or any other Person (corporate or otherwise) which the Holders of the Options at any time shall be entitled to receive, or shall have received, upon the exercise of the Options, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

          "Permitted Transferee" of a Holder shall mean the Company and (A) the
           --------------------
spouses, family members, heirs, executors, administrators, testamentary trustees or legatees or beneficiaries of the Holder and (B) any trust, the beneficiaries of which, or a corporation or partnership, the stockholders or general and limited partners of which, include only the Holder or the spouse or family members of the

Holder; provided that each such transferor has obtained the prior written
        --------
consent of the Company; provided further that the transfer to any such person is
                        -------- -------
in compliance with all applicable federal, state and foreign securities laws.

          "Person" shall mean a corporation, an association, a partnership, an
           ------
organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

          "Plan" shall have the meaning ascribed to such term in Section 1
           ----
hereof.

          "Retirement" shall have the meaning as defined in or pursuant to
           ----------
Section 2.1(a)(i) of the Stockholders Agreement.

          "Stockholders Agreement" shall mean the Stockholders Agreement, dated
           ----------------------
as of November 23, 1999, by and among the Company, KIA VI, KEP VI, and the Management Stockholders (as such term is defined therein).

          3.   Options Available for Grant Pursuant to the Plan.  The Options
               ------------------------------------------------
available for grant pursuant to the Plan shall in no case exceed, in the aggregate, the following quantities:

          (a) in the case of Class A Options, options to purchase 1,666,667 shares of Common Stock; and

          (b) in the case of Class B Options, options to purchase 2,179,487 shares of Common Stock.

          4.   Reservation of Shares.  The Company has reserved, solely for
               ---------------------
issuance and delivery upon exercise of the Options pursuant to this Plan, 3,846,154 shares of Common Stock. All shares of Common Stock (or Other Securities) issuable upon exercise of any Options shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the Holders thereof.

          5.   Eligibility.  Options may be granted to Initial Executives,
               -----------
executive officers, directors, consultants or key employees of the Company or any of its subsidiaries, from time to time, as determined by the Board (each, an "Eligible Person"). In determining (i) who shall be an Eligible Person or (ii) grants under the

Plan, the Board shall take into account such factors as it shall deem relevant in con nection with accomplishing the purposes of the Plan.

          6.   No Right to Employment or Continued Service.  Nothing in the Plan
               -------------------------------------------
or in any Option shall confer any right on any Eligible Person to continue in the employ or service of the Company or any of its subsidiaries or shall interfere in any way with the right of the stockholders of the Company or any of its subsidiaries to terminate such Eligible Person's employment or service at any time.

          7.   Administration of the Plan.  The Plan shall be administered by
               --------------------------
the Board. The Board shall have full power to construe and interpret the Plan, to establish rules for its administration and to grant Options to Eligible Persons, in each case in accordance with the provisions of the Plan. In addition, the Board may dele gate such of its duties under the Plan as may be deemed by the Board to be clerical or ministerial to such delegates as the Board deems appropriate. All actions taken and decisions made by the Board pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan.

          8.   Exercisability of Options.
               -------------------------

          (a)  Class A Options.
               ---------------

               (i) Subject to the acceleration and forfeiture provisions set forth in this Section 8(a), Class A Options shall become exercisable with re spect to an equal proportion of the Common Stock subject thereto on each anniversary of the Closing Date, through and until the end of the third anni versary of the Closing Date.

               (ii) Subject to Section 10 hereof, Class A Options shall become exercisable in full upon the occurrence of an Exit Event and the right to exercise such Option shall terminate at 12:00 p.m. on the date of the Exit Event. In the event that any Exit Event is contemplated, the Company will mail or deliver to each Holder of such Option at least ten days prior to the date of such Exit Event a notice (an "Exercise Notice") specifying that
     (x) an Exit Event is contemplated and that upon such Exit Event such Option will become exercisable pursuant to its terms, (y) the date of the contemplated Exit Event and the terms thereof, and (z) such Option shall expire at 12:00 p.m., New York City time, on the date of the Exit Event if not exercised prior thereto.

               (iii) In the event that a Holder's employment or service with the Company or any of its subsidiaries is terminated for any reason other than by the Company or any of its subsidiaries for Cause, any portion of any Class A Option held by such Holder, other than any individual identified as a consultant in the schedule provided to the Board (a "Named Consultant"), that has become exercisable by virtue of Section 8(a)(i) will remain exercisable; provided, however, that any such Option shall expire on
                         --------  -------
     the 90th day after termination of employment or service of the Holder. Any unexercisable portion of any Class A Option held by a Holder shall expire immediately prior to a Holder's termination of service or employment.

               (iv) Notwithstanding anything to the contrary herein, in the event that the employment or service of a Holder (other than a Named Consultant) with the Company or any of its affiliates is terminated by the Company or any of its subsidiaries for Cause each Class A Option held by such Holder shall expire immediately prior to such termination.

               (v) In the event that a Named Consultant's consulting agreement is terminated for any reason other than by reason of the voluntary termination of such agreement by the Named Consultant, any portion of any Class A Option held by such Named Consultant that has become exercisable by virtue of Section 8(a)(i) will remain exercisable; provided, however, that
                                                        --------  -------
     any such Option shall expire on the 90th day after the termination of service of the Named Consultant. Any exercisable portion of any Class A Option held by a Named Consultant shall expire immediately prior to the voluntary termination of service by a Named Consultant under his or her consulting agreement. Any unexercisable portion of any Class A Option held by a Named Consultant shall expire immediately prior to the termination of a Named Consultant's service for any reason.

               (vi) Notwithstanding anything to the contrary herein, the Board may accelerate the exercisability or delay or postpone the expiration of any outstanding Class A Option at such time and under such circumstances as the Board, in its sole discretion, deems appropriate.

          (b)  Class B Options.
               ---------------

               (i) Class B Options shall be exercisable for that number of shares as calculated pursuant to Schedule I; provided, that, and as a
                                                  --------  ----
     condition to such exercise, (w) an Exit Event shall have occurred, (x) a minimum Exit

     Value per share in excess of $17.55 shall have been achieved, (y) KIA VI shall have achieved the Investor Return and (z) the Holder is a director, officer, consultant or employee of the Company or any of its Affiliates on the date of the Exit Event.

               (ii) Subject to Section 10 hereof, Class B Options shall be exercisable upon the occurrence of an Exit Event and the right to exercise such Options shall terminate at 12:00 p.m. on the date of the Exit Event. In the event that any Exit Event is contemplated and that the conditions in clauses (y) and (z) of the previous paragraph will be satisfied, the Company will mail or deliver to each Holder of such Option at least ten days prior to the date of such Exit Event an Exercise Notice specifying that (i) an Exit Event is contemplated and that upon such Exit Event such Option will become exercisable pursuant to its terms, (ii) the date of the contemplated Exit Event and the terms thereof, and (iii) such Option shall expire at 12:00 p.m., New York City time, on the date of the Exit Event if not exercised prior thereto.

               (iii) Notwithstanding anything to the contrary herein, the Board may accelerate the exercisability or delay or postpone the expiration of any outstanding Class B Option at such time and under such circumstances as the Board, in its sole discretion, deems appropriate.

          9.  Manner of Exercise.
          --  ------------------

          (a) Each Option shall further state the terms and conditions of the Option (including the conditions to exercisability thereof) and the Option Price. An Option may be exercised, subject to this Section 9, for any or all whole number of shares which have become purchasable under such Option. To the extent necessary upon the exercise of an Option, the Company shall round each fractional share issuable upon such exercise up to the next whole number.

          (b) Subject to the terms and conditions set forth in this Plan (including the conditions to exercisability thereof), an Option may be exercised by the Holder during normal business hours on any Business Day, by surrender of the Option to the Company at its principal office, accompanied by a subscription, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (x) the number of shares of Common Stock desig nated in such subscription (up to the amount of shares which such Holder is entitled to receive at such time upon exercise of the Option) by (y) the Option Price. A Holder may elect to pay all or a portion of the aggregate subscription price by tendering shares of Common Stock with a Fair Market Value equal to aggregate sub scription price; provided, however, that such Holder must have owned such
                 --------  -------
tendered shares of Common Stock continuously through such exercise date for a period of a least six months.

          (c) Each exercise of an Option shall be deemed to have been effected immediately prior to the close of business on the Business Day on which an Option shall have been surrendered to the Company, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise shall be deemed to have become the Holder or Holders of record thereof.

          (d) The Company at its expense shall deliver to the relevant Holder (or as such Holder may direct pursuant to the Option) a certificate or certifi cates representing shares of the Common Stock so purchased as soon as reasonably practicable, but in any event within five Business Days, after receipt of such notice. Each such certificate shall bear the legend required by the Stockholders Agreement to the effect that there are restrictions on the transfer of shares of Common Stock.

          (e) In the event that such exercise is in part only, the Company shall deliver a new Option of the same Class and tenor, calling in the aggregate on the face thereof for the number of shares of Common Stock equal to the number of such shares which such Holder would be entitled to receive at such time upon exercise of this Option, after giving effect to such recent exercise.

          (f) Notwithstanding anything to the contrary in the Plan, in no event may any Option be exercised prior to the time at which the Option becomes exercisable (as set forth in the Option) or after the expiration of such Option, and each Option shall terminate upon the terms set forth in Sections 8 and 10 hereof.

          (g) If, at any time, the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock upon any securities exchange or under any applicable securities laws, or the consent or approval of any governmental or self-regulatory agency or body, is necessary or rea sonably desirable as a condition of, or in connection with, the issue or purchase of the shares of Common Stock under any Option, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions unacceptable to the Board.

          10.  Expiration of Options.  Notwithstanding the provisions of Section
               ---------------------
8 above, the Options will expire no later than the end of the tenth anniversary of the Closing Date. Any outstanding unexercised Option, or portion thereof, shall be forfeited, whether or not exercisable, upon the expiration of such Option.

          11.  Adjustment of Number of Shares of Common Stock Issuable Upon
               ------------------------------------------------------------
Exercise.  The number and kind of shares of Common Stock purchasable upon the
--------
exercise of Options, and the numbers set forth in Sections 3(a) and (b), and the numbers and dollar amounts set forth in Schedule I, shall be subject to adjustment from time to time as follows:

          (a)  Stock Dividends; Stock Splits; Reverse Stock Splits.  In case the
               ---------------------------------------------------
Company shall (i) pay a dividend or make any other distribution with respect to its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, or (iii) combine its outstanding Common Stock into a smaller number of shares, the number of shares of Common Stock issuable upon exercise of the Options immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder of the Options shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Options been exercised immediately prior to the happen ing of such event or any record date with respect thereto. An adjustment made pursuant to this Section 11 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b)  No Adjustment for Dividends; No Adjustment of Option Price.
               ----------------------------------------------------------
Except as otherwise provided in this Section 11, no adjustment in respect of any ordinary (or except as the Board may expressly determine otherwise to be equitable, extraordinary) dividends declared and paid on Common Stock, or on any other capital stock of the Company, shall be made during the term of an Option or upon the exercise of an Option. Notwithstanding anything to the contrary contained in this Plan, in the event of any adjustments to Options pursuant to this Section 11, adjustments shall be made solely to the number and kind of securities purchasable upon the exercise of Options and no adjustments shall be made to the Option Price.

          (c)  Other Adjustments.  In the event that at any time, as a result
               -----------------
of an adjustment made pursuant to this Section 11, the registered Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Options shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 11.

          (d)  Notice of Adjustment.  Whenever the number of shares of Common
               --------------------
Stock purchasable upon the exercise of an Option is adjusted, as herein provided, the Company shall give Notice to each Holder of such adjustment or adjustments.

           12. Purchase Rights Upon Merger, Consolidation, etc.
               -----------------------------------------------

          (a) In the event of any consolidation of the Company with or merger of the Company with or into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the assets of the Company, the Acquiring Person shall execute an agreement that each Holder shall have the right thereafter (whether or not the Option is then exercisable by its terms) upon payment of the Option Price in effect immediately prior to such action to purchase upon exer cise of the Option the kind and amount of securities, cash or other assets which such Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had such Option been exercised immediately prior to such action; provided that no adjustment in respect of divi dends, interest or other
        --------
income on or from such shares or other securities and property shall be made during the term of an Option or upon the exercise of an Option. The Company shall mail by first class mail, postage prepaid, to each Holder, notice of the execution of any such agreement (including a copy thereof). Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12. The provisions of this Section 12 shall similarly apply to successive consolidations, mergers, sales, transfers or leases. The Acquiring Person shall mail to Holders a notice describing any supplemental Option Agreement. In the event that this Section 12 shall be applicable, the provisions of Section 11(a) shall not be applicable.

          (b) The Company shall have the right to compel the Holder of an Option to exercise such Option in the event of a sale of all or substantially all of the Company to a third party, whether pursuant to a sale of capital stock of the Company, merger, consolidation, sale of assets or similar transaction.

          13.  Stockholders Agreement.  Notwithstanding anything in the Plan to
               ----------------------
the contrary, all shares of Common Stock issued upon the exercise of Options shall be subject to all terms and conditions set forth in the Stockholders Agreement.

As a condition to the exercise of any Option, each Holder shall be required to execute and deliver to the Company (i) an executed copy of the Stockholders Agreement, in the form in effect at the time of such exercise, if such Holder had not previously done so and (ii) such written representations and other documents as may be necessary or reasonably desirable, in the opinion of the Board, for purposes of compliance with federal or state securities or other laws. For purposes of the Stockholders Agree ment, each Holder shall be deemed to be a "Management Stockholder."

          14. Restrictions on Transfer.
              ------------------------

          (a) Restrictive Legend.  Except as otherwise permitted by this Section
              ------------------
14 each Option (including each Option issued upon the transfer of any option) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "This Option and any shares acquired upon the exercise of this option have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act and in all cases in compliance with all applicable state securities laws, and in any event may not be transferred to any party other than a Permitted Transferee as defined in this Option."

            (b) Restrictions on Transfer.  Each Holder, by acceptance of an
                ------------------------
Option, shall acknowledge and agree that such Option may not be sold, assigned, transferred, exchanged, mortgaged, pledged or granted a security interest in, or otherwise disposed of or encumbered by or to any party other than by or to a Permit ted Transferee.

           15. Registration and Transfer of Options, etc.
               -----------------------------------------

          (a) Option Register; Ownership of Options.  The Company will keep at
              -------------------------------------
its principal office a register in which the Company will provide for the regis tration of Options and the registration of transfers of Options. The Company may treat the Person in whose name any Option is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary, except that, if and when any Option is accompanied by an instrument of assignment in a form acceptable to the Company, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Option for all purposes. Subject to Section 14(b) hereof, an Option, if properly assigned, may be exercised by a new Holder without a new Option first having been issued.

          (b) Transfer and Exchange of Options.  Upon surrender of any Option
              --------------------------------
for registration of transfer or for exchange to the Company at its principal office, the Company at its expense will (subject to compliance with Section 14(b) hereof, if applicable) execute and deliver in exchange therefor a new Option or Options of the same Class and tenor, in the name of such Holder or as such Holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Option or Options so surrendered.

          (c) Replacement of Options.  Upon receipt of evidence reasonably
              ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Option and, in the case of any such loss, theft or destruction of any Option, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, at the sole option of the Company, of an indemnity agreement reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Option for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Option of the same Class and tenor.

          16.  Rights as Option Holders of Shares.  Neither the Holder of an
               ----------------------------------
Option nor any Permitted Transferees shall have any rights as a stockholder of the Company (including, without limitation, any right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stock holders for the election of directors of the Company or any other matter, or any right whatsoever as a stockholder of the Company (except for those notices and other matters expressly set forth under the Plan or in the Option)). An Option does not impose any obligation on a Holder or any of its Permitted Transferees to purchase any securities or impose any liabilities on a Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

          17.  Withholding.  The Company shall have the right to require a
               -----------
Holder or other person entitled to receive shares of Common Stock upon the exercise of Options under the Plan to pay to the Company, as a condition to receiving such shares, the minimum amount which the Company is or will be required to withhold with respect to the issuance of such shares in order for the Company to pay taxes or to claim an income tax deduction with respect to the issuance of such shares. In lieu of such payment, the Company may retain, at the discretion of the Board, a sufficient number of such shares (valued at the Fair Market Value thereof) to cover the mini mum amount equal to the minimum required tax withholding. A Holder, however, may elect to pay to the Company all or a portion of the total amount the Company is required to withhold by tendering shares of Common Stock with a Fair Market Value equal to the amount the Company is required to withhold; provided, however, that such Holder must
                                     --------  -------
have owned such tendered shares of Common Stock continuously through the date of issuance (or lapse) for a period of a least six months. With respect to Class B Options, a Holder may elect to pay to the Company all or a portion of the total minimum amount the Company is required to withhold by having shares of Common Stock with a Fair Market Value equal to the statutory minimum amount the Company is required to withhold withheld by the Company.

          18.  Liability.  The Company, and not the Board, or any member
               ---------
thereof, shall be liable for any and all claims made against the Company or the Board in connection with the Plan or any Option.

          19.  Legal Requirements.  (a)  The Company shall be responsible and
               ------------------
shall pay for any transfer, revenue or documentary stamps with respect to shares of Common Stock issued upon the exercise of Options granted under the Plan (other than any transfer tax applicable to a transfer to a Permitted Transferee which shall be payable by a Holder).

          (b) The Company shall not be required to issue a certificate or certificates for shares upon the exercise of any Option if such issuance would result in a violation of any federal or state securities or other laws. The Company agrees to use its reasonable efforts to clear the legal impediment as soon as possible.

          20.  Amendment and Termination of the Plan.  The Board may at any time
               -------------------------------------
and from time to time alter, amend, suspend, or terminate the Plan and the Options in whole or in part.

          21.  Effective Date.  The Plan shall take effect upon the later to
               --------------
occur of (i) its adoption by the Board and (ii) its approval by Company shareholders meeting the requirements of Section 280G(b)(5) of the Internal Revenue Code.

          22.  Interpretations.  Except as otherwise expressly provided in the
               ---------------
Plan, the following rules of interpretation apply to the Plan and each Option:
(i) the singular includes the plural and the plural includes the singular; (ii) "include" and "including" are not limiting and "or" is not exclusive; (iii) a reference to any agree ment or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; and (v) a reference to any person, corporation or other entity includes its permitted successors and assigns.

          23.  GOVERNING LAW.  THE PLAN AND ANY AND ALL OPTIONS AGREEMENTS SHALL
               -------------
BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOV ERNED BY, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                   Schedule I

                        Exit Value Triggers for Class B

   Cumulative Number of         % of Class B Options   Exit Value per Share
   Class B Options which            which become
   become Exercisable               Exercisable
----------------------------------------------------------------------------
        726,496                        33.33%                  $17.55
----------------------------------------------------------------------------
       1,452,991                       66.66%                  $23.40
----------------------------------------------------------------------------
       2,179,487                        100%                   $29.25
----------------------------------------------------------------------------

     No Class B Option shall become exercisable unless an Exit Value per Share in excess of $17.55 is achieved. All Class B Options shall become exercisable if an Exit Value per Share of $29.25 (or such greater value) is achieved. Where an Exit Value per Share is greater than $17.55 but less than $29.25, a ratable number of Class B Options shall become exercisable (i.e., a linear increase of approximately 5.7% per dollar in excess of the minimum Exit Value per Share of $17.55).